UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 25, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-112231-12              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-5HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On August 25, 2004 and September 27, 2004 istributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibits 99.1 and 99.2, respectively.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.2 hereto.

Terwin Mortgage Trust Asset-Backed Certificates,
Series TNTS 2004-5HE
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator and Backup Servicer, under the Agreement referred to herein

Date: February 24, 2005   By:    /s/  Pei Huang
                                   --------------------------------------------
                          Name:   Pei Huang
                          Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004

        99.2             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004

         Terwin Mortgage Asset-Backed Certificates Series 2004-5HE
                        Statement To Certificateholders
                                 August 25, 2004
                                    REVISED

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                          Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total            Losses     Interest     Balance
------------------------------------------------------------------------------------------------------------------------------------
A1A        140,956,000.00    137,267,661.82    5,914,490.41    180,735.75   6,095,226.16          0.00      0.00    131,353,171.41
A1B        122,457,000.00    122,457,000.00            0.00    190,828.83     190,828.83          0.00      0.00    122,457,000.00
M1          20,963,000.00     20,963,000.00            0.00     35,637.10      35,637.10          0.00      0.00     20,963,000.00
M2          16,738,000.00     16,738,000.00            0.00     37,660.50      37,660.50          0.00      0.00     16,738,000.00
M3           4,550,000.00      4,550,000.00            0.00     11,185.42      11,185.42          0.00      0.00      4,550,000.00
R                  100.00              0.00            0.00          0.00           0.00          0.00      0.00              0.00
B1           4,713,000.00      4,713,000.00            0.00     13,157.13      13,157.13          0.00      0.00      4,713,000.00
B2           4,388,000.00      4,388,000.00            0.00     12,615.50      12,615.50          0.00      0.00      4,388,000.00
B3           3,900,000.00      3,900,000.00            0.00     14,462.50      14,462.50          0.00      0.00      3,900,000.00
N           18,000,000.00     16,724,170.66    1,300,607.64     69,684.04   1,370,291.68          0.00      0.00     15,423,563.02
TOTALS     336,665,100.00    331,700,832.48    7,215,098.05    565,966.77   7,781,064.82          0.00      0.00    324,485,734.43

AXA        140,956,000.00    137,267,661.82            0.00     36,604.71      36,604.71          0.00      0.00    131,353,171.41
AXB        122,457,000.00    122,457,000.00            0.00      3,061.43       3,061.43          0.00      0.00    122,457,000.00
M1X         20,963,000.00     20,963,000.00            0.00      1,048.15       1,048.15          0.00      0.00     20,963,000.00
M2X         16,738,000.00     16,738,000.00            0.00        697.42         697.42          0.00      0.00     16,738,000.00
X                    0.00              0.00            0.00          0.00           0.00          0.00      0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A       881561HK3      973.83340773    41.95983435     1.28221395   43.24204830     931.87357338       A1A       1.580000 %
A1B       881561FN9    1,000.00000000     0.00000000     1.55833337    1.55833337   1,000.00000000       A1B       1.870000 %
M1        881561FP4    1,000.00000000     0.00000000     1.70000000    1.70000000   1,000.00000000       M1        2.040000 %
M2        881561FQ2    1,000.00000000     0.00000000     2.25000000    2.25000000   1,000.00000000       M2        2.700000 %
M3        881561FR0    1,000.00000000     0.00000000     2.45833407    2.45833407   1,000.00000000       M3        2.950000 %
R         881561HU1        0.00000000     0.00000000     0.00000000    0.00000000       0.00000000       R         1.580000 %
B1        881561HV9    1,000.00000000     0.00000000     2.79166773    2.79166773   1,000.00000000       B1        3.350000 %
B2        881561HW7    1,000.00000000     0.00000000     2.87500000    2.87500000   1,000.00000000       B2        3.450000 %
B3        881561HX5    1,000.00000000     0.00000000     3.70833333    3.70833333   1,000.00000000       B3        4.450000 %
N         881561HY3      929.12059222    72.25598000     3.87133556   76.12731556     856.86461222       N         5.000000 %
TOTALS                   985.25458231    21.43108404     1.68109724   23.11218127     963.82349828

AXA       881561HL1      973.83340773     0.00000000     0.25968891    0.25968891     931.87357338       AXA       0.320000 %
AXB       881561HM9    1,000.00000000     0.00000000     0.02500004    0.02500004   1,000.00000000       AXB       0.030000 %
M1X       881561HP2    1,000.00000000     0.00000000     0.05000000    0.05000000   1,000.00000000       M1X       0.060000 %
M2X       881561HR8    1,000.00000000     0.00000000     0.04166687    0.04166687   1,000.00000000       M2X       0.050000 %
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Eva D Aryeetey
                    JPMorgan Chase Bank - ITS - Global Debt
                        JPM, 4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-5429
                              Fax: (212) 623-5932
                        Email: eva.d.aryeetey@chase.com

    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.
    Delinquencies have been revised.

 Principal Remittance Amount                                                                                     5,914,490.41

 Scheduled Principal Payments                                                                                      257,689.49

 Principal Prepayments                                                                                           5,656,800.92
                       Curtailments (Current)                                                                       25,805.19
                       Curtailments (Cumulative)                                                                    46,208.42

 Repurchase Principal (Current)
                       Balance of Mortgage Loans Repurchased                                                             0.00
                       Number of Mortgage Loans Repurchased                                                              0.00

 Repurchase Principal (Cumulative)
                       Balance of Mortgage Loans Repurchased                                                             0.00
                       Number of Mortgage Loans Repurchased                                                              0.00

 Substitution Amounts                                                                                                    0.00

 Net Liquidation Proceeds                                                                                                0.00

 Insurance Proceeds                                                                                                      0.00

 Other Principal                                                                                                         0.00

 Gross Interest                                                                                                  1,965,287.79

 Prepayment Premiums (Current)
                       Number of Loans with Respect to which Prepayment Premiums were Collected                         16.00
                       Balance of Loans with Respect to which Prepayment Premiums were Collected                 3,045,815.83
                       Amount of Prepayment Premiums Collected                                                      90,301.63

 Prepayment Premiums (Cumulative)
                       Number of Loans with Respect to which Prepayment Premiums were Collected                         27.00
                       Balance of Loans with Respect to which Prepayment Premiums were Collected                 5,157,426.27
                       Amount of Prepayment Premiums Collected                                                     149,254.72

Servicing Related Reporting Items
                    Recoveries from Prior Loss Determinations (Current)                                                  0.00
                    Recoveries from Prior Loss Determinations (Cumulative)                                               0.00

                    Reimbursement of Non-Recoverable Advances Previously Made (Current)                                  0.00
                    Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                               0.00

                    Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                               0.00
                    Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                            0.00

                    Servicing Fees                                                                                 133,874.99
                    Master Servicing Fees                                                                            2,677.50

                    PMI Fees                                                                                         7,115.07
                    Credit Risk Manager Fees                                                                         4,016.25

                    Current Monthly Advances                                                                              N/A
                    Total Outstanding Advances                                                                            N/A

                    Initial Number of Loans Outstanding                                                                 1,772

                    Initial Aggregate Loan Balance                                                             307,501,924.44

                    Beginning Number of Loans Outstanding                                                               1,753

                    Beginning Aggregate Loan Balance                                                           303,814,199.35

                    Ending Number of Loans Outstanding                                                                  1,856

                    Ending Aggregate Loan Balance                                                              315,385,480.08

                    Delinquent Mortgage Loans

                                           Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          0-29 days                   1,803           305,208,106.00                 96.77 %
                                          30-59 days                     39             6,964,649.30                  2.21 %
                                          60-89 days                     14             3,212,724.70                  1.02 %
                                          90-119 days                     0                     0.00                  0.00 %
                                          120+days                        0                     0.00                  0.00 %
                                           Total                      1,856           315,385,480.00                100.00 %
                    * Delinquent Bankruptcies and Foreclosures are included in the table above.

                    Bankruptcies
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

                    Foreclosures
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

                    REO Properties
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

                    Book Value of REO Properties                                                                       0.00

                    Current Realized Losses                                                                            0.00
                    Cumulative Realized Losses                                                                         0.00

                    Gross Weighted Average Coupon                                                                  7.3400 %

                    Net Weighted Average Coupon                                                                    6.7884 %

                    Weighted Average Remaining Term (Prior Month)                                                       348
                    Weighted Average Remaining Term (Current Month)                                                     347

Trigger Event Occurrence                                                                                                 NO
                    Does Rolling 3 Mo Delinq Rate equal or exceed 42% of Required Pct?                                   NO
                    Rolling 3 Month Delinquency Rate                                                               0.5093 %
                    42% of Required Pct (Effective After Stepdown Date)                                            7.4139 %

                    Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                      NO
                    Cumulative Realized Losses as % of Orig Agg Loan Balance                                       0.0000 %
                    Required Loss Percentage (Effective July 2007)                                                 3.2500 %

O/C Reporting       Minimum Required Overcollateralization Amount                                              1,625,009.62
                                          Percentage of Initial Aggregate Loan Balance                               0.50 %
                    Targeted Overcollateralization Amount                                                      6,337,537.53
                                          Percentage of Initial Aggregate Loan Balance                               1.95 %
                    Ending Overcollateralization Amount                                                        6,337,537.53
                                          Percentage of Initial Aggregate Loan Balance                               1.95 %
                    Ending Overcollateralization Deficiency                                                            0.00
                    Monthly Excess Interest                                                                    1,279,990.05
                    Net Excess Spread                                                                                5.06 %
                    Payment to Class X                                                                                 0.00

                    Beginning Balance Prefunding Account                                                      17,500,000.00

                    Subsequent Transfer Amount                                                                17,485,771.14
                    Distribution Account Deposit (applied to Principal Remittance Amount)                              0.00
                    Ending Balance Prefunding Account                                                             14,228.86

                    Beginning Balance Capitalized Interest Account                                                65,712.63
                    Required Withdrawal                                                                               80.49
                    Ending Balance Capitalized Interest Account                                                   65,632.14

                    Beginning Notional Balance Cap Contract Account                                          315,039,537.00
                    Withdrawals                                                                                        0.00
                    Ending Notional Balance Cap Contract Account                                             310,745,911.00

    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.
     Delinquencies have been revised.

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

Exhibit 99.2
Monthly Certificateholder Statement on September 27, 2004

         Terwin Mortgage Asset-Backed Certificates Series 2004-5HE
                        Statement To Certificateholders
                                 September 27, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                          Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total            Losses     Interest     Balance
------------------------------------------------------------------------------------------------------------------------------------
A1A       140,956,000.00   131,353,171.41     9,787,774.59     210,110.34    9,997,884.93        0.00       0.00      121,565,396.82
A1B       122,457,000.00   122,457,000.00             0.00     228,433.33      228,433.33        0.00       0.00      122,457,000.00
M1         20,963,000.00    20,963,000.00             0.00      42,371.46       42,371.46        0.00       0.00       20,963,000.00
M2         16,738,000.00    16,738,000.00             0.00      43,958.17       43,958.17        0.00       0.00       16,738,000.00
M3          4,550,000.00     4,550,000.00             0.00      12,992.15       12,992.15        0.00       0.00        4,550,000.00
R                 100.00             0.00             0.00           0.00            0.00        0.00       0.00                0.00
B1          4,713,000.00     4,713,000.00             0.00      15,185.68       15,185.68        0.00       0.00        4,713,000.00
B2          4,388,000.00     4,388,000.00             0.00      14,540.74       14,540.74        0.00       0.00        4,388,000.00
B3          3,900,000.00     3,900,000.00             0.00      16,498.63       16,498.63        0.00       0.00        3,900,000.00
N          18,000,000.00    15,423,563.02     1,241,724.86      70,691.33    1,312,416.19        0.00       0.00       14,181,838.16
TOTALS    336,665,100.00   324,485,734.43    11,029,499.45     654,781.83   11,684,281.28        0.00       0.00      313,456,234.98

AXA       140,956,000.00   131,353,171.41             0.00      35,027.51       35,027.51        0.00       0.00      121,565,396.82
AXB       122,457,000.00   122,457,000.00             0.00       3,061.43        3,061.43        0.00       0.00      122,457,000.00
M1X        20,963,000.00    20,963,000.00             0.00       1,048.15        1,048.15        0.00       0.00       20,963,000.00
M2X        16,738,000.00    16,738,000.00             0.00         697.42          697.42        0.00       0.00       16,738,000.00
X                   0.00             0.00             0.00           0.00            0.00        0.00       0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A       881561HK3      931.87357338     69.43850982     1.49060941    70.92911923     862.43506357       A1A      1.745000 %
A1B       881561FN9    1,000.00000000      0.00000000     1.86541668     1.86541668   1,000.00000000       A1B      2.035000 %
M1        881561FP4    1,000.00000000      0.00000000     2.02124982     2.02124982   1,000.00000000       M1       2.205000 %
M2        881561FQ2    1,000.00000000      0.00000000     2.62624985     2.62624985   1,000.00000000       M2       2.865000 %
M3        881561FR0    1,000.00000000      0.00000000     2.85541758     2.85541758   1,000.00000000       M3       3.115000 %
R         881561HU1        0.00000000      0.00000000     0.00000000     0.00000000       0.00000000       R        1.745000 %
B1        881561HV9    1,000.00000000      0.00000000     3.22208360     3.22208360   1,000.00000000       B1       3.515000 %
B2        881561HW7    1,000.00000000      0.00000000     3.31375114     3.31375114   1,000.00000000       B2       3.615000 %
B3        881561HX5    1,000.00000000      0.00000000     4.23041795     4.23041795   1,000.00000000       B3       4.615000 %
N         881561HY3      856.86461222     68.98471444     3.92729611    72.91201056     787.87989778       N        5.000000 %
TOTALS                   963.82349828     32.76104191     1.94490558    34.70594748     931.06245637

AXA       881561HL1      931.87357338      0.00000000     0.24849960     0.24849960     862.43506357       AXA      0.320000 %
AXB       881561HM9    1,000.00000000      0.00000000     0.02500004     0.02500004   1,000.00000000       AXB      0.030000 %
M1X       881561HP2    1,000.00000000      0.00000000     0.05000000     0.05000000   1,000.00000000       M1X      0.060000 %
M2X       881561HR8    1,000.00000000      0.00000000     0.04166687     0.04166687   1,000.00000000       M2X      0.050000 %
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Eva D Aryeetey
                    JPMorgan Chase Bank - ITS - Global Debt
                        JPM, 4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-5429
                              Fax: (212) 623-5932
                        Email: eva.d.aryeetey@chase.com

    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.

    Principal Remittance Amount                                                                           9,785,888.11

    Scheduled Principal Payments                                                                            254,905.56

    Principal Prepayments                                                                                 9,518,677.69
                          Curtailments (Current)                                                             10,197.88
                          Curtailments (Cumulative)                                                          56,406.30

    Repurchase Principal (Current)
                          Balance of Mortgage Loans Repurchased                                                   0.00
                          Number of Mortgage Loans Repurchased                                                    0.00

    Repurchase Principal (Cumulative)
                          Balance of Mortgage Loans Repurchased                                                   0.00
                          Number of Mortgage Loans Repurchased                                                    0.00

    Substitution Amounts                                                                                          0.00

    Net Liquidation Proceeds                                                                                      0.00

    Insurance Proceeds                                                                                            0.00

    Other Principal                                                                                               0.00

    Gross Interest                                                                                        1,928,460.10

    Prepayment Premiums (Current)
            Number of Loans with Respect to which Prepayment Premiums were Collected                             24.00
            Balance of Loans with Respect to which Prepayment Premiums were Collected                     5,143,994.36
            Amount of Prepayment Premiums Collected                                                         154,291.60

    Prepayment Premiums (Cumulative)
            Number of Loans with Respect to which Prepayment Premiums were Collected                             51.00
            Balance of Loans with Respect to which Prepayment Premiums were Collected                    10,301,420.63
            Amount of Prepayment Premiums Collected                                                         303,546.32

Servicing Related Reporting Items
            Recoveries from Prior Loss Determinations (Current)                                                  0.00
            Recoveries from Prior Loss Determinations (Cumulative)                                               0.00

            Reimbursement of Non-Recoverable Advances Previously Made (Current)                                  0.00
            Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                               0.00

            Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                               0.00
            Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                            0.00

            Servicing Fees                                                                                 131,410.62
            Master Servicing Fees                                                                            2,628.21

            PMI Fees                                                                                         6,612.48
            Credit Risk Manager Fees                                                                         3,942.32

            Current Monthly Advances                                                                              N/A
            Total Outstanding Advances                                                                            N/A

            Initial Number of Loans Outstanding                                                                 1,772

            Initial Aggregate Loan Balance                                                             307,501,924.44

            Beginning Number of Loans Outstanding                                                               1,856

            Beginning Aggregate Loan Balance                                                           315,385,480.08

            Ending Number of Loans Outstanding                                                                  1,812

            Ending Aggregate Loan Balance                                                              305,611,896.83

            Delinquent Mortgage Loans
                                   Group Totals
                                                                             Principal
                                   Period                Number                Balance              Percentage
                                  0-29 days                   1,735           293,688,941.67                 96.10 %
                                  30-59 days                     49             6,207,464.41                  2.03 %
                                  60-89 days                     17             3,254,701.47                  1.06 %
                                  90-119 days                    11             2,460,789.28                  0.81 %
                                  120+days                        0                     0.00                  0.00 %
                                   Total                      1,812           305,611,896.83                100.00 %
            * Delinquent Bankruptcies and Foreclosures are included in the table above.

            Bankruptcies
                                  Group Totals
                                                        Principal
                                   Number               Balance                Percentage
                                             7              848,754.92                  0.28 %

            Foreclosures
                                  Group Totals
                                                        Principal
                                   Number               Balance                Percentage
                                            13            3,061,884.79                  1.00 %

            REO Properties
                                  Group Totals
                                                        Principal
                                   Number               Balance                Percentage
                                             0                    0.00                  0.00 %

            Book Value of REO Properties                                                                       0.00

            Current Realized Losses                                                                            0.00
            Cumulative Realized Losses                                                                         0.00

            Gross Weighted Average Coupon                                                                  7.3375 %

            Net Weighted Average Coupon                                                                    6.7874 %

            Weighted Average Remaining Term (Prior Month)                                                       347
            Weighted Average Remaining Term (Current Month)                                                     346

Trigger Event Occurrence                                                                                          NO
             Does Rolling 3 Mo Delinq Rate equal or exceed 42% of Required Pct?                                   NO
             Rolling 3 Month Delinquency Rate                                                               1.2969 %
             42% of Required Pct (Effective After Stepdown Date)                                            7.1191 %

             Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                      NO
             Cumulative Realized Losses as % of Orig Agg Loan Balance                                       0.0000 %
             Required Loss Percentage (Effective July 2007)                                                 3.2500 %

O/C Reporting    Minimum Required Overcollateralization Amount                                              1,625,000.00
                                       Percentage of Initial Aggregate Loan Balance                               0.50 %
                 Targeted Overcollateralization Amount                                                      6,337,500.01
                                       Percentage of Initial Aggregate Loan Balance                               1.95 %
                 Ending Overcollateralization Amount                                                        6,337,500.01
                                       Percentage of Initial Aggregate Loan Balance                               1.95 %
                 Ending Overcollateralization Deficiency                                                            0.00
                 Monthly Excess Interest                                                                    1,158,124.59
                 Net Excess Spread                                                                                4.01 %
                 Payment to Class X                                                                                 0.00

                 Beginning Balance Prefunding Account                                                          12,304.86
                 Subsequent Transfer Amount                                                                         0.00
                 Distribution Account Deposit (applied to Principal Remittance Amount)                         12,304.86
                 Ending Balance Prefunding Account                                                                  0.00
                 *Note:Prefunding Account adjusted $1,924 for overstatement of original balance.

                 Beginning Balance Capitalized Interest Account                                                65,632.14
                 Required Withdrawal                                                                               69.60
                 Ending Balance Capitalized Interest Account                                                   65,562.54

                 Beginning Notional Balance Cap Contract Account                                          310,745,911.00
                 Withdrawals                                                                                        0.00
                 Ending Notional Balance Cap Contract Account                                             305,791,500.00


    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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